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                                                                 EXHIBIT 10.34


                               AMENDMENT NO. 3 TO
                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT


     Amendment No. 3, dated as of January ___, 1997 ("Amendment"), by and between SMITH TECHNOLOGY CORPORATION (formerly Smith Environmental Technologies Corporation, and formerly Canonie Environmental Services Corp.), a Delaware corporation (the "Company"), and 399 VENTURE PARTNERS, INC., a Delaware corporation ("399"), to the Amended and Restated Note Purchase Agreement dated November 15, 1995 between the foregoing parties (the "Note Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Note Agreement.


                                  WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Note Agreement as provided for herein in connection with the modification of interest payments on the notes issued under the Note Agreement and Amendment No. 2 to the Note Agreement as evidenced by amended and restated notes to be issued in placement thereof pursuant to this Amendment (the "Amended and Restated Notes"), and to make certain other amendments to the Note Agreement;

     NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the Company and 399 hereby agree as follows:

     Section 1.  Amendments.  The Note Agreement is hereby amended as follows:

     (a) Exhibits A and B to the Note Agreement are hereby amended as of the date hereof by:

          (i) Replacing all references therein to Canonie Environmental Services Corp. or Smith Environmental Technologies Corporation with Smith Technology Corporation to reflect the name changes by the Company; and
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                (ii) Delete the reference contained in Section 1(b)(ii) to "May
21, 1997", and replace same with "May 2, 1998".

        (b) Add to Section 4.1 of the Note Agreement the following:

                "(g) Settlement Obligations."

Delete the word "and" from paragraph (e) of Section 4.1 of the Note Agreement, and amend and restate paragraph (f) as follows: "(f) Indebtedness under the EPA Promissory Note; and".

        (c) Add to Section 12.1 in alphabetical order the following defined term:

                ""Mutual Pharmaceutical obligations" means all obligations of the Company and its subsidiaries under that certain settlement Agreement made as of January 14, 1996 by and among the Company, BCM, Mutual Pharmaceuticals Company, Inc., among others, relative to the Company's and BCM's obligations relating to certain environmental investigation work at a site known as the Action Arms."

                ""PRP Obligations" means all obligations of the Company and its Subsidiaries under that certain settlement entered into as of December __, 1996 by and among the Company and the parties identified therein as the "PRP Group" relative to the Company's obligations relating to certain environmental remediation work at the site commonly referred to as the "Gould Site" in Portland, Oregon."

                ""Settlement Obligations" means the Mutual Pharmaceutical Obligations and the PRP Obligations."

        (d) Amend Section 12.1 of the Note Agreement by restating subparagraph
(v) of the defined term "Permitted Liens" as follows:

                "(v) Liens in favor of Indebtedness permitted hereunder (other than the PRP Obligations), including, without duplication, Senior Bank Indebtedness; Liens securing the PRP Obligations up to but not exceeding $2,500,000

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                and Liens securing the Mutual Pharmaceutical Obligations;"

        Section 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied:

        2.1 Delivered Documents. On the Effective Date, the Registered Holders shall have received the following documents, each of which shall be satisfactory to such holders in form and substance:

              (a) This Amendment, executed and delivered by a duly authorized officer of the Company.

              (b) For the account of each Registered Holder replacement Notes amended as provided for in Section 1 hereof having respective principal amounts equal to those on each Note outstanding immediately prior to the effectiveness of this Amendment.

              (c) A copy, which shall have been certified by the Secretary or Assistant Secretary of the Company to be true, complete and correct, of the resolutions of the Board of Directors of the Company approving this Amendment and the issuance of the Amended and Restated Notes.

              (d) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Amendment, the Amended and Restated Notes and the other documents, instruments or certificates to be delivered pursuant to this Amendment by the Company or any of its officers, together with the true signatures of such officers.

              (e) The Company shall have taken all corporate and other action, made any governmental filings and obtained any consents or waivers necessary to carry out the transactions contemplated hereby and each shall be in full force and effect on the Effective Date.

        2.2 No Default. On the Effective Date the Company shall be in compliance with all of the terms and provisions set forth in the Note Agreement on its part to be observed or performed and the representations and warranties made and restated by the Company pursuant to Section 3 of this Amendment shall be true and correct on and as of such date with the same force in effect as if made on and as of such date.

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        2.3  Waiver.  Any party hereto may, at its sole option, waive any one or more of the above stated conditions to such party's obligation to close at or prior to the Effective Date.

        Section 3. Representations and Warranties. The Company hereby confirms and reaffirms the representations and warranties contained in Section 2.1 of the Note Agreement; provided, however, that the reference to this Agreement and the Notes shall be deemed to include the Note Agreement and the Notes as amended and/or restated hereby. 399 hereby confirms and warrants that it constitutes the Majority of the Holders of Senior Notes and the Majority of the Holders of Senior Subordinated Notes, as those terms are defined and used in the Note Agreement, and that it has the authority to enter into, perform and effect this Amendment on behalf of itself and the holders of the Notes.

        Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Note Agreement shall continue to be and shall remain, in full force and effect in accordance with its terms.

        Section 5. Counterparts. This Amendment may be executed by one or both of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

        Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                         SMITH TECHNOLOGY CORPORATION
                                         (formerly Smith Environmental
                                         Technologies Corporation and
                                         formerly Canonie Environmental
                                         Services Corp.)

                                         By: E. Brian Smith
                                             --------------------------
                                             E. Brian Smith
                                             President

                                         399 VENTURE PARTNERS, INC.

                                         By: Richard M. Cashin
                                             --------------------------
                                             Richard M. Cashin

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